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                                ING EQUITY TRUST
                          ING Tax Efficient Equity Fund


                       Supplement dated September 3, 2004
              to the Domestic Equity Growth, Domestic Equity Value
      and Domestic Equity and Income Funds Classes A, B, C and M Prospectus
                     and Statement of Additional Information
                            Dated September 30, 2003


      On September 2, 2004, the Board of Trustees of ING Equity Trust (the "Trust") with respect to ING Tax Efficient Equity Fund (the "Fund") adopted a Plan of Liquidation and Dissolution of Series (the "Plan") effective September 3, 2004, (the "Effective Date"). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Massachusetts law, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, and the Trust's Amended and Restated Declaration of Trust dated the 25th day of February, 2003, as amended (the "Charter").

      On the Effective Date, the Fund will cease the public offering of its shares. No new or subsequent investments in the Fund will be accepted after September 2, 2004. Pursuant to the Plan, the proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on October 12, 2004. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the law of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable. Accordingly, orders for redemption or exchange of shares will not be accepted after October 12, 2004. On October 18, 2004, unless instructed otherwise, shares will either be liquidated and sent to the address of record, or transferred to an ING Money Market Fund within the ING Funds complex if held in an individual retirement account (IRA) or other tax deferred product. The first distribution of the Fund's assets is expected to occur on October 25, 2004, or as soon thereafter as is practicable.

      As soon as it is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents and the Fund's assets will be distributed ratably among the Fund's shareholders of record in one or more cash payments.



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